UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549
Form 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date Of Report (Date Of Earliest Event Reported): June 4, 2008 (March 19, 2008)
PACIFIC OFFICE PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 1-9900

Maryland	86-0602478
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)
233 Wilshire Blvd., Suite 830, Santa Monica, CA 90401
(Address of Principal Executive Offices, Including Zip Code)
310-395-2083
(Registrant’s Telephone Number, Including Area Code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
     This Current Report on 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Pacific Office Properties Trust Inc., a Maryland corporation (the “Company”), on March 25, 2008.
ITEM 2.01 Completion of Acquisition or Disposition of Assets
     On March 25, 2008, the Company filed a Current Report on Form 8-K (the “Original 8-K”) with the SEC announcing the consummation on March 19, 2008 of the transactions (the “Transactions”) contemplated by the Master Formation and Contribution Agreement dated as of October 3, 2006 between Arizona Land Income Corporation, an Arizona corporation (“AZL”), and POP Venture, LLC, as amended (the “Master Agreement”), which, among other things, created the Company. In the Original 8-K, the Company indicated that it would file the historical and pro forma financial information required under Item 9.01 with respect to the Transactions within 71 days of the Original 8-K as permitted by SEC rules. The Company is now filing this Current Report on Form 8-K/A to include the required financial statements and pro forma financial information as a result of the completion of the Transactions.
ITEM 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
The audited financial statements as of and for the fiscal year ended December 31, 2007 of AZL, were previously disclosed in the AZL Annual Report on Form 10-KSB filed with SEC on March 12, 2008 and are incorporated herein by reference.
The audited financial statements as of and for the fiscal year ended December 31, 2007 of the “Combined Entities,” an aggregation for accounting purposes of the combined ownership and operations of seven wholly-owned office properties and a 7.5% minority interest in one office property contributed pursuant to the Master Agreement as part of the Transactions, is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma financial information of the Company for the year ended December 31, 2007 is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Audited financial statements of Arizona Land Income Corporation as of and for the fiscal year ended December 31, 2007 (incorporated by reference to the AZL Annual Report on Form 10-KSB filed with SEC on March 12, 2008)

99.2	Audited financial statements of Waterfront Partners OP, LLC and its consolidated subsidiaries as of and for the fiscal year ended December 31, 2007

99.3	Audited financial statements of the Combined Entities as of and for the fiscal year ended December 31, 2007

99.4	Unaudited pro forma financial information of the Company for the year ended December 31, 2007

Signature(s)
     Pursuant to the Requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

PACIFIC OFFICE PROPERTIES TRUST, INC.
Dated: June 4, 2008	/s/ James M. Kasim
	Name:	James M. Kasim
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Audited financial statements of Arizona Land Income Corporation as of and for the fiscal year ended December 31, 2007 (incorporated by reference to the AZL Annual Report on Form 10-KSB filed with SEC on March 12, 2008)

99.2	Audited financial statements of Waterfront Partners OP, LLC and its consolidated subsidiaries as of and for the fiscal year ended December 31, 2007

99.3	Audited financial statements of the Combined Entities as of and for the fiscal year ended December 31, 2007

99.4	Unaudited pro forma financial information of the Company for the year ended December 31, 2007